Ex.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael A. Latham, President (Principal Executive Officer), and Geoffrey D. Flynn, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares, Inc. (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2007 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 30, 2007	/s/ Michael A. Latham	President (Principal Executive Officer)
	Michael A. Latham	[Title]
[Signature]

Date: October 30, 2007	/s/ Geoffrey D. Flynn	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Geoffrey D. Flynn	[Title]
[Signature]